SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2003

AIRBORNE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6512	91-065027
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3101 Western Avenue, PO Box 662, Seattle, Washington 98111

(Address of Principal Executive Offices, Zip Code)

(206) 285-4600

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

c)  Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release issued March 24, 2003

Item 9.    Regulation FD Disclosure

On March 24,2003, we issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE, INC.

Dated: March 24, 2003	By:	/s/ LANNY H. MICHAEL
Lanny H. Michael Executive Vice President and Chief Financial Officer